UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2022 (September 30, 2022)

Bausch Health Companies Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8

(Address of Principal Executive Offices) (Zip Code)

(514) 744-6792

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Exchange Offers and Consent Solicitations

On September 30, 2022, Bausch Health Companies Inc. (the “Company”) completed its previously announced (i) offers to exchange (the “Exchange Offers”): (A) the Company’s outstanding 9.00% Senior Notes due 2025, 7.00% Senior Notes due 2028, 5.00% Senior Notes due 2028, 5.00% Senior Notes due 2029, 6.25% Senior Notes due 2029, 7.25% Senior Notes due 2029, 5.25% Senior Notes due 2030 and 5.25% Senior Notes due 2031 and (collectively, the “Existing Unsecured BHC Notes”) and (B) Bausch Health Americas, Inc.’s (“BHA”) outstanding 9.25% Senior Notes due 2026 and 8.50% Senior Notes due 2027 (together, the “Existing BHA Notes” and, together with the Existing Unsecured BHC Notes, the “Existing Unsecured Notes”) for new secured notes, comprised of (1) new 11.00% Senior Secured Notes due 2028 (the “First Lien Notes”) and new 14.00% Second Lien Secured Notes due 2030 (the “Second Lien Notes” and together with the First Lien Notes, the “New BHC Notes”), in each case, to be issued by the Company and (2) new 9.00% Senior Secured Notes due 2028 (the “Holdco Notes” and, together with the New BHC Notes, the “New Secured Notes”) to be issued by 1375209 B.C. Ltd. (the “Holdco Issuer”), an existing wholly-owned unrestricted subsidiary of the Company that holds 38.6% of the issued and outstanding common shares of Bausch + Lomb Corporation, and (ii) solicitations of consent by the Company and BHA from holders of Existing Unsecured Notes to amend certain provisions of the applicable indenture governing the related series of Existing Unsecured Notes (the “Consent Solicitations” and, together with the Exchange Offers, the “Offers”).

The Offers were made pursuant to the Exchange Offer Memorandum and Consent Solicitation Statement, dated August 30, 2022. Pursuant to the Exchange Offers (i) the Company issued $1,774,067,000 in aggregate principal amount of First Lien Notes and $351,533,000 in aggregate principal amount of Second Lien Notes, and (ii) the Holdco Issuer issued $998,937,000 in aggregate principal amount of Holdco Notes. The New Secured Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The First Lien Notes Indenture

The First Lien Notes were issued pursuant to the indenture, dated as of September 30, 2022 (the “First Lien Notes Indenture”), among the Company, the guarantors named therein, The Bank of New York Mellon, as trustee and the notes collateral agents party thereto. The following summary of the First Lien Notes Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the First Lien Notes Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Interest and Maturity

Pursuant to the First Lien Notes Indenture, the First Lien Notes will mature on September 30, 2028. Interest on the First Lien Notes will be payable semi-annually in arrears on each March 30 and September 30, beginning on March 30, 2023.

Guarantees

The First Lien Notes will initially be jointly and severally guaranteed on a senior secured basis by each of the Company’s subsidiaries that is a guarantor under the Company’s existing credit agreement, the Company’s existing senior secured notes (the “Existing Secured Notes”) and the Existing Unsecured Notes (such guarantors, the “Note Guarantors”). The First Lien Notes and the guarantees related thereto will be senior obligations of the Company and the Note Guarantors and will be secured, subject to permitted liens and certain other exceptions, by first priority liens that secure the obligations of the Company and the Notes Guarantors under the Company’s existing credit agreement and the Existing Secured Notes.

Ranking

The First Lien Notes and the guarantees related thereto will be:

•	general secured obligations, secured by a first-priority lien (subject to permitted liens and certain other exceptions) on the collateral;

•	pari passu in right of payment with all existing and future unsubordinated indebtedness of the Company and the Note Guarantors;

•	effectively pari passu with all existing and future indebtedness secured by a first-priority lien on the collateral (including the credit facilities and the Existing Secured Notes);

•

effectively senior to all existing and future indebtedness that is unsecured (including the Existing Unsecured Notes and the guarantees thereof) or that is secured by junior liens, in each case to the extent of the value of the collateral; and

•

structurally subordinated to (x) all existing and future indebtedness and other liabilities of any of the Company’s subsidiaries that do not guarantee the First Lien Notes to the extent of the value of such subsidiaries’ assets and (y) any of the Company’s debt that is secured by assets that are not collateral to the extent of the value of such assets.

Optional Redemption

The Company may redeem some or all of the First Lien Notes at any time at a price equal to 100% of the principal amount thereof plus a “make-whole” premium.

Upon the occurrence of a change of control (as defined in the First Lien Notes Indenture), unless the Company has exercised its right to redeem all of the First Lien Notes, as described above, holders of the First Lien Notes may require the Company to repurchase such holder’s First Lien Notes, in whole or in part, at a purchase price equal to 101% of the principal amount of such First Lien Notes plus accrued and unpaid interest to, but excluding, the purchase date applicable to such First Lien Notes.

Certain Covenants

The First Lien Notes Indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the First Lien Notes Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The First Lien Notes Indenture also provides for customary events of default.

The Second Lien Notes Indenture

The Second Lien Notes were issued pursuant to the indenture, dated as of September 30, 2022 (the “Second Lien Notes Indenture”), among the Company, the Note Guarantors, The Bank of New York Mellon, as trustee and the notes collateral agents party thereto. The following summary of the Second Lien Notes Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Second Lien Notes Indenture, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Interest and Maturity

Pursuant to the Second Lien Notes Indenture, the Second Lien Notes will mature on October 15, 2030. Interest on the Second Lien Notes will be payable semi-annually in arrears on each April 15 and October 15, beginning on April 15, 2023.

Guarantees

The Second Lien Notes will initially be jointly and severally guaranteed on a senior secured basis by each of the Note Guarantors. The Second Lien Notes and the guarantees related thereto will be senior obligations of the Company and the Note Guarantors and will be secured, subject to permitted liens and certain other exceptions, by second priority liens on the same collateral that secures the obligations of the Company and the Notes Guarantors under the Company’s existing credit agreement, the Existing Secured Notes and the First Lien Notes.

Ranking

The Second Lien Notes and the guarantees related thereto will be:

•	general secured obligations, secured by a second-priority lien (subject to permitted liens and certain other exceptions) on the collateral;

•	pari passu in right of payment with all existing and future unsubordinated indebtedness of the Company and the Note Guarantors;

•

effectively subordinated with all existing and future indebtedness secured by a first-priority lien on the collateral (including the credit facilities, the Existing Secured Notes and the First Lien Notes);

•	effectively pari passu to all existing and future indebtedness that is secured by a second-priority lien on the collateral;

•

effectively senior to all existing and future indebtedness that is either (i) secured by junior liens on the collateral or (ii) that is unsecured (including the Existing Unsecured Notes and the guarantees thereof), to the extent of the value of the collateral; and

•

structurally subordinated to (x) all existing and future indebtedness and other liabilities of any of the Company’s subsidiaries that do not guarantee the Second Lien Notes to the extent of the value of such subsidiaries’ assets and (y) any of the Company’s debt that is secured by assets that are not collateral to the extent of the value of such assets.

Optional Redemption

The Second Lien Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after October 15, 2025, at the redemption prices as set forth in the Second Lien Notes Indenture.

In addition, the Company may redeem some or all of the Second Lien Notes prior to October 15, 2025 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. Prior to October 15, 2025, the Company may redeem up to 40% of the aggregate principal amount of the Second Lien Notes using the net cash proceeds of certain equity offerings at the redemption price set forth in the Second Lien Notes Indenture.

Upon the occurrence of a change of control (as defined in the Second Lien Notes Indenture), unless the Company has exercised its right to redeem all of the Second Lien Notes, as described above, holders of the Second Lien Notes may require the Company to repurchase such holder’s Second Lien Notes, in whole or in part, at a purchase price equal to 101% of the principal amount of such Second Lien Notes plus accrued and unpaid interest to, but excluding, the purchase date applicable to such Second Lien Notes.

Certain Covenants

The Second Lien Notes Indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the Second Lien Notes Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The Second Lien Notes Indenture also provides for customary events of default.

The Holdco Notes Indenture

The Holdco Notes were issued pursuant to the indenture, dated as of September 30, 2022 (the “Holdco Notes Indenture”), among the Holdco Issuer, The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, as a notes collateral agent. The following summary of the Holdco Notes Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Holdco Notes Indenture, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Interest and Maturity

Pursuant to the Holdco Notes Indenture, the Holdco Notes will mature on January 30, 2028. Interest on the Holdco Notes will be payable semi-annually in arrears on each January 30 and July 30, beginning on January 30, 2023.

Ranking; Non-Recourse

The Holdco Notes will be general senior secured obligations of the Holdco Issuer and secured by first priority liens (subject to permitted liens and other exceptions) on substantially all of the assets of the Holdco Issuer. The sole recourse of holders under the Holdco Notes will be limited to the Holdco Issuer and its assets. The Holdco Notes shall not be obligations or responsibilities of, or guaranteed by, any other person, including the Company, Bausch + Lomb Corporation or any of their respective affiliates or subsidiaries (other than the Holdco Issuer). None of the Company, Bausch + Lomb Corporation or any of their restricted subsidiaries is a guarantor or otherwise liable in any way on the Holdco Notes nor do any such entities have any obligation to provide credit support or otherwise to the Holdco Issuer.

Optional Redemption

The Holdco Notes will be redeemable at the option of the Holdco Issuer, in whole or in part, at the redemption prices as set forth in the Holdco Notes Indenture.

Upon the occurrence of a change of control (as defined in the Holdco Notes Indenture), unless the Holdco Issuer has exercised its right to redeem all of the Holdco Notes, as described above, holders of the Holdco Notes may require the Holdco Issuer to repurchase such holder’s Holdco Notes, in whole or in part, at a purchase price equal to 101% of the principal amount of such Holdco Notes plus accrued and unpaid interest to, but excluding, the purchase date applicable to such Holdco Notes.

Certain Covenants

The Indenture contains covenants that limit the ability of the Holdco Issuer and any of its restricted subsidiaries (as such term is defined in the Holdco Note Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations;

•	transfer and sell assets; and

•

engage in certain business activities or have subsidiaries (other than, to the extent applicable, Bausch + Lomb Corporation and its subsidiaries and subsidiaries that hold equity interests in Bausch + Lomb Corporation).

Events of Default

The Holdco Notes Indenture also provides for customary events of default.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of September 30, 2022, by and among Bausch Health Companies Inc., the guarantors party thereto, The Bank of New York Mellon, as trustee, and the notes collateral agents party thereto.

4.2	Indenture, dated as of September 30, 2022, by and among Bausch Health Companies Inc., the guarantors party thereto, The Bank of New York Mellon, as trustee, and the notes collateral agents party thereto.

4.3	Indenture, dated as of September 30, 2022, by and among 1375209 B.C. Ltd., The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, as notes collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2022

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Tom Vadaketh
Name:	Tom Vadaketh
Title:	Executive Vice President, Chief Financial Officer